EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Champions Oncology, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2026	/s/ Robert Brainin
Robert Brainin
Chief Executive Officer
(Principal Executive Officer)

Date: September 11, 2026	/s/ David Miller
David Miller
Chief Financial Officer
(Principal Financial and Accounting Officer)